LLC-1	File #	201134210034
State of California Secretary of State	ENDORSED - FILED
in the Office of the Secretary of State of the State of California
Limited Liability Company	DEC – 8 2011
Articles of Organization
A $70.00 filing fee must accompany this form.
Important - Read instructions before completing this form.	This Space For Filing Use Only

Entity Name (End the name with the words "Limited Liability Company," or the abbreviations "LLC" or "L.L.C." The words "Limited" and "Company" may be abbreviated to "Ltd." and "Co.," respectively.)
1. NAME OF LIMITED LIABILITY COMPANY

ATEL Growth Capital Fund 8, LLC
Purpose (The following statement is required by statute and should not be altered.)

2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

Initial Agent for Service of Process (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to California Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS Vasco H. Morais, Esq.
4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA . CITY STATE ZIP CODE 600 California Street, 6th Floor San Francisco CA 94108
Management (Check only one)
5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: ☒ ONE MANAGER ☐ MORE THAN ONE MANAGER ☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)
Additional Information
6.	ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE

Execution

7.	I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

December 7, 2011
	DATE	SIGNATURE OF ORGANIZER

Vasco H. Morais
TYPE OR PRINT NAME OF ORGANIZER

LLC-1 (REV 04/2010)		APPROVED BY SECRETARY OF STATE

I hereby certify that the foregoing
transcript of 2 page(s) is a full,
true and correct copy of the original
record in the custody of the California
Secretary of State’s office

Date :	DEC – 8 2011

DEBRA BOWEN, Secretary of State